UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 1, 2019
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K/A

Item No.		Page

9.01	Financial Statements and Exhibits	3

Explanatory Note

On May 3, 2019, The E. W. Scripps Company (“Scripps”) filed a current report on Form 8-K (the "Original Filing") in connection with the acquisition of 15 television stations from Cordillera Communications, LLC (“Cordillera”). This Current Report on Form 8-K/A is being filed to amend and supplement the Original Filing to include the required Item 9.01(a) Financial Statements of Businesses Acquired and the required Item 9.01(b) Pro Forma Financial Information.

Cordillera is a wholly-owned subsidiary of EPI Preferred, LLC ("EPI"). The 15 television stations Scripps acquired from Cordillera comprised substantially all of the key operating assets included in the EPI financial statements. The financial statements of EPI are presented in order to provide investors with the complete and comprehensive financial history of the acquired businesses. The elimination of specified assets and liabilities not acquired or assumed by Scripps in the transaction with Cordillera is depicted in the pro forma financial statements presenting the effects of the acquisition. No other modifications to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired

The audited consolidated financial statements of EPI Preferred, LLC as of and for each of the years in the two-year period ended September 30, 2018, including the notes thereto, are filed herewith as Exhibit 99.1.

The unaudited condensed consolidated financial statements of EPI Preferred, LLC as of March 31, 2019 and September 30, 2018 and for the six months ended March 31, 2019 and 2018, including the notes thereto, are filed herewith as Exhibit 99.2.

(b)Pro Forma Financial Information

The unaudited pro forma combined financial statements of Scripps and the acquired Cordillera stations as of and for the three months ended March 31, 2019 and for the year ended December 31, 2018, are filed herewith as Exhibit 99.3.

(c)     Exhibits

Exhibit Number	Description of Item
2.1
Purchase agreement dated as of October 27, 2018, among Cordillera Communications, LLC and Scripps Media, Inc. with respect to the acquisition of certain subsidiaries of Cordillera Communications, LLC (1)

23.1	Consent of Independent Auditors
99.1	Audited consolidated financial statements of EPI Preferred, LLC as of and for each of the years in the two-year period ended September 30, 2018, including the notes thereto.
99.2
Unaudited condensed consolidated financial statements of EPI Preferred, LLC as of March 31, 2019 and September 30, 2018 and for the six months ended March 31, 2019 and 2018, including the notes thereto.

99.3	Unaudited pro forma combined balance sheet as of March 31, 2019 and unaudited pro forma combined results of operations for the year ended December 31, 2018 and the three months ended March 31, 2019.

(1) Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K dated October 27, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: July 17, 2019

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